Exhibit 21

ENTITY	JURISDICTION

ACCROSERV SRL	Barbados
ACCROVEN SRL	Barbados
Alliance Canada Marketing L.P.	Alberta
Alliance Canada Marketing LTD	Alberta
Apco Argentina, Inc.	Cayman Islands
Apco Argentina, S.A.	Argentina
Apco Properties Ltd.	Cayman Islands
Arctic Fox Assets, L.L.C.	Delaware
Aspen Products Pipeline LLC	Delaware
Aux Sable Canada Ltd.	Alberta
Aux Sable Canada LP	Alberta
Aux Sable Liquid Products Inc.	Delaware
Aux Sable Liquid Products LP	Alberta
Bargath Inc.	Colorado
Barrett Fuels Corporation	Delaware
Barrett Resources International Corporation	Delaware
Baton Rouge Fractionators LLC	Delaware
Baton Rouge Pipeline LLC	Delaware
Beech Grove Processing Company	Tennessee
Bison Royalty LLC	Delaware
Black Marlin Pipeline Company	Texas
Carbon County UCG, Inc.	Delaware
Carbonate Trend Pipeline LLC	Delaware
Cardinal Operating Company	Delaware
Cardinal Pipeline Company, LLC	North Carolina
Castle Associates, L.P.	Delaware
Chacahoula Natural Gas Storage, LLC	Delaware
Choctaw Natural Gas Storage, LLC	Delaware
ChoiceSeat, L.L.C.	Delaware
Diamond Elk, LLC	Colorado
Discovery Gas Transmission LLC	Delaware
Discovery Producer Services LLC	Delaware
Distributed Power Solutions L.L.C.	Delaware
E-Birchtree, LLC	Delaware
Eagle Gas Services, Inc.	Ohio
Energy International Corporation	Pennsylvania
Energy News Live, LLC	Delaware
ESPAGAS USA, Inc.	Delaware
ESPAGAS, S.A. de C.V.	Mexico
F T & T, Inc.	Delaware
Fishhawk Ranch, Inc.	Florida

ENTITY	JURISDICTION

FleetOne Inc.	Delaware
Garrison, L.L.C.	Delaware
Gas Supply, L.L.C.	Delaware
Georgia Strait Crossing Pipeline LP	Utah
Goebel Gathering Company, L.L.C.	Delaware
GSX Canada Limited Partnership	British Columbia
GSX Operating Company, LLC	Delaware
GSX Pipeline, LLC	Delaware
GSX Western Pipeline Company	Delaware
Gulf Liquids Holdings LLC	Delaware
Gulf Liquids New River Project LLC	Delaware
Gulf Star Deepwater Services, LLC	Delaware
Gulf Stream Natural Gas System, L.L.C.	Delaware
Gulfstream Management & Operating Services, L.L.C.	Delaware
Hazleton Fuel Management Company	Delaware
Hazleton Pipeline Company	Delaware
HI-BOL Pipeline Company	Delaware
Inland Ports, Inc.	Tennessee
Kiowa Gas Storage, L.L.C.	Delaware
Laughton, L.L.C.	Delaware
Liberty Operating Company	Delaware
Longhorn Enterprises of Texas, Inc.	Delaware
Longhorn Partners GP, L.L.C.	Delaware
Longhorn Partners Pipeline, L.P.	Delaware
MAPCO Alaska Inc.	Alaska
MAPCO Energy Services, L.L.C.	Delaware
MAPCO Inc. DE	Delaware
MAPL Investments, Inc.	Delaware
Marsh Resources, Inc.	Delaware
Mid-Continent Fractionation and Storage, LLC	Delaware
Millennium Energy Fund, L.L.C.	Delaware
Moriche Bank Ltd.	Barbados
Northwest Alaskan Pipeline Company	Delaware
Northwest Argentina Corporation	Utah
Northwest Land Company	Delaware
Northwest Pipeline Corporation	Delaware
Opal TXP-4 Company, LLC	Delaware
Overland Pass Pipeline Company, LLC	Delaware
Parkco, L.L.C.	Oklahoma
Parkco Two, L.L.C.	Oklahoma
Piceance Production Holdings LLC	Delaware
Pine Needle LNG Company, LLC	North Carolina
Pine Needle Operating Company	Delaware
Rainbow Resources, Inc.	Colorado
Reserveco Inc.	Delaware
Rio Vista Energy Marketing Company, L.L.C.	Delaware

ENTITY	JURISDICTION

Rulison Production Company LLC	Delaware
Servicios Williams International de Mexico S.A. de C.V.	Mexico
Silver State Resources Management, LLC	Delaware
Snow Goose Associates, L.L.C.	Delaware
Sociedad Williams Enbridge y Compania	Venezuela
Solutions EMT, Inc.	Texas
SPV, L.L.C.	Oklahoma
Tennessee Processing Company	Delaware
TGPL Enterprises, Inc.	Delaware
TGPL Enterprises, LLC	Delaware
The Tennessee Coal Company	Delaware
Thermogas Energy, LLC	Delaware
Touchstar Energy Technologies, Inc.	Texas
Touchstar Technologies Pty Ltd.	South Africa
TouchStar Technologies, L.L.C.	Delaware
TransCardinal Company	Delaware
TransCarolina LNG Company	Delaware
Transco Coal Gas Company	Delaware
Transco Cross Bay Company	Delaware
Transco Energy Company	Delaware
Transco Energy Investment Company	Delaware
Transco Exploration Company	Delaware
Transco Gas Company	Delaware
Transco Liberty Pipeline Company	Delaware
Transco P-S Company	Delaware
Transco Resources, Inc.	Delaware
Transco Terminal Company	Delaware
Transco Tower Realty, Inc.	Delaware
Transcontinental Gas Pipe Line Corporation	Delaware
Transeastern Gas Pipeline Company, Inc.	Delaware
Tulsa Williams Company	Delaware
TXG Gas Marketing Company	Delaware
Valley View Coal, Inc.	Tennessee
Volunteer — Williams, L.L.C.	Delaware
WCG NOTE CORP., INC.	Delaware
WEM&T Trading GmbH	Austria
WFS — Liquids Company	Delaware
WFS — NGL Pipeline Company, Inc.	Delaware
WFS — Pipeline Company	Delaware
WFS Enterprises, Inc.	Delaware
WFS Gathering Company, L.L.C.	Delaware
WGP Enterprises, Inc.	Delaware
WGP Gulfstream Pipeline Company, L.L.C.	Delaware
WGP International Canada, Inc.	New Brunswick
WHBC Holdings, LLC	Delaware
WHBC, LLC	Delaware

ENTITY	JURISDICTION

WHD Enterprises, LLC	Delaware
Williams Acquisition Holding Company, Inc. (Del)	Delaware
Williams Acquisition Holding Company, Inc. (NJ)	New Jersey
Williams Aircraft, Inc.	Delaware
Williams Alaska Air Cargo Properties, L.L.C.	Alaska
Williams Alaska Petroleum, Inc.	Alaska
Williams Alliance Canada Marketing, Inc.	New Brunswick
Williams Arkoma Gathering Company, LLC	Delaware
Williams Barnett Gathering System, LP	Texas
Williams Cove Point, Inc.	Delaware
Williams Discovery Pipeline, LLC	Delaware
Williams Distributed Power Services, Inc.	Delaware
Williams EnergÍa Espana, S.L.	Spain
Williams Energia Italia SRL	Italy
Williams Energy Canada, Inc.	New Brunswick
Williams Energy Company	Delaware
Williams Energy European Services Ltd.	United Kingdom
Williams Energy Marketing & Trading Canada, Inc.	New Brunswick
Williams Energy Marketing & Trading Europe Ltd	England
Williams Energy Marketing & Trading Holdings UK Ltd.	United Kingdom
Williams Energy Network, Inc.	Delaware
Williams Energy Services, LLC	Delaware
Williams Energy Solutions, Inc.	Delaware
Williams Energy, L.L.C.	Delaware
Williams Environmental Services Company	Delaware
Williams Equities, Inc.	Delaware
Williams Exploration Company	Delaware
Williams Express, Inc. AK	Alaska
Williams Express, Inc.	Delaware
Williams Fertilizer, Inc.	Delaware
Williams Field Services — Gulf Coast Company, L.P.	Delaware
Williams Field Services Company, LLC	Delaware
Williams Field Services Group, LLC	Delaware
Williams Flexible Generation, LLC	Delaware
Williams Four Corners, LLC	Delaware
Williams Gas Company	Delaware
Williams Gas Energy, Inc.	Delaware
Williams Gas Pipeline Company, LLC	Delaware
Williams Gas Pipeline Mexico, S.A. de C.V.	Mexico
Williams Gas Processing — Gulf Coast Company, L.P.	Delaware
Williams Generation Company — Hazleton	Delaware
Williams Global Energy Cayman Limited	Cayman Islands
Williams Global Holdings Company	Delaware
Williams GmbH	Austria
Williams GP LLC	Delaware
Williams GSR, L.L.C.	Delaware

ENTITY	JURISDICTION

Williams Gulf Coast Gathering Company, LLC	Delaware
Williams Headquarters Building Company	Delaware
Williams Headquarters Building, L.L.C.	Delaware
Williams Holdings GmbH	Austria
Williams Hugoton Compression Services, Inc.	Delaware
Williams Indonesia, L.L.C.	Delaware
Williams Information Technology, Inc.	Delaware
Williams International Bermuda Limited	Bermuda
Williams International Company	Delaware
Williams International de Mexico, S.A. de C.V.	Mexico
Williams International Ecuadorian Ventures Bermuda Limited	Bermuda
Williams International El Furrial Limited	Cayman Islands
Williams International Investments Cayman Limited	Cayman Islands
Williams International Jose Limited	Cayman Islands
Williams International Oil & Gas Venezuela Limited	Cayman Islands
Williams International Pigap Limited	Cayman Islands
Williams International Services Company	Nevada
Williams International Telecom Limited	Delaware
Williams International Telecommunications Investments Cayman Limited	Cayman Islands
Williams International Venezuela Limited	Cayman Islands
Williams International Ventures Bermuda Ltd.	Bermuda
Williams Learning Center, Inc.	Delaware
Williams Longhorn Holdings, LLC	Delaware
Williams Memphis Terminal, Inc.	Delaware
Williams Merchant Services Company, Inc.	Delaware
Williams Mid-South Pipelines, LLC	Delaware
Williams Midstream Marketing and Risk Management, LLC	Delaware
Williams Midstream Natural Gas Liquids, Inc.	Delaware
Williams Mobile Bay Producer Services, L.L.C.	Delaware
Williams Natural Gas Liquids Canada, Inc.	Alberta
Williams Natural Gas Liquids, Inc.	Delaware
Williams Natural Gas Storage, LLC	Delaware
Williams New Soda, Inc.	Delaware
Williams Oil Gathering, L.L.C.	Delaware
Williams Olefins Feedstock Pipelines, L.L.C.	Delaware
Williams Olefins, L.L.C.	Delaware
Williams One-Call Services, Inc.	Delaware
Williams Partners GP LLC	Delaware
Williams Partners Holdings LLC	Delaware
Williams Partners, L.P.	Delaware
Williams Partners Operating LLC	Delaware
WILLIAMS PETROLEOS ESPAÑA, S.L.	Spain
Williams Petroleum Pipeline Systems, Inc.	Delaware
Williams Petroleum Services, LLC	Delaware
Williams Pipeline Services Company	Delaware
Williams Power Company, Inc.	Delaware

ENTITY	JURISDICTION

Williams Production — Gulf Coast Company, L.P.	Delaware
Williams Production Company, LLC	Delaware
Williams Production Holdings LLC	Delaware
Williams Production Mid-Continent Company	Oklahoma
Williams Production RMT Company	Delaware
Williams Production Rocky Mountain Company	Delaware
Williams Refining & Marketing, L.L.C.	Delaware
Williams Relocation Management, Inc.	Delaware
Williams Resource Center, L.L.C.	Delaware
Williams Risk Holdings, L.L.C.	Delaware
Williams Risk Management L.L.C.	Delaware
Williams Soda Holdings, LLC	Delaware
Williams Sodium Products Company	Delaware
Williams Strategic Sourcing Company	Delaware
Williams Strategic Ventures, LLC	Delaware
Williams Trading UK Ltd.	United Kingdom
Williams TravelCenters, Inc.	Delaware
Williams Underground Gas Storage Company	Delaware
Williams Western Holding Company, Inc.	Delaware
Williams Wireless, Inc.	Delaware
Williams WPC — I, Inc.	Delaware
Williams WPC — II, Inc.	Delaware
Williams WPC International Company	Delaware
WilMart, Inc.	Delaware
WilPro Energy Services El Furrial Limited	Cayman Islands
WilPro Energy Services Pigap II Limited	Cayman Islands
Worldwide Services Limited	Cayman Islands
WPX Enterprises, Inc.	Delaware
WPX Gas Resources Company	Delaware